NATIONWIDE MUTUAL FUNDS

Nationwide Bailard Cognitive Value Fund	Nationwide Invesco Core Bond Fund (formerly,
Nationwide Bailard International Equities Fund	Nationwide BNY Mellon Core Plus Bond Fund)
Nationwide Bailard Technology & Science Fund	Nationwide Loomis All Cap Growth Fund
Nationwide BNY Mellon Dynamic U.S. Core Fund	Nationwide Loomis Core Bond Fund
Nationwide BNY Mellon Dynamic U.S. Equity	Nationwide Loomis Short Term Bond Fund
Income Fund	Nationwide Mid Cap Market Index Fund
Nationwide Bond Index Fund	Nationwide NYSE Arca Tech 100 Index Fund
Nationwide Fund	Nationwide S&P 500 Index Fund
Nationwide Geneva Mid Cap Growth Fund	Nationwide Schroders Global Equity Fund (formerly,
Nationwide Geneva Small Cap Growth Fund	Nationwide Global Sustainable Equity Fund)
Nationwide Government Money Market Fund	Nationwide Small Cap Index Fund
Nationwide GQG US Quality Equity Fund	Nationwide Strategic Income Fund (formerly,
Nationwide Inflation-Protected Securities Fund	Nationwide Amundi Strategic Income Fund)
Nationwide International Index Fund	Nationwide WCM Focused Small Cap Fund
Nationwide International Small Cap Fund

Supplement dated January 9, 2026

to the Statement of Additional Information (“SAI”) dated February 28, 2025

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the SAI.

Nationwide Bond Index Fund, Nationwide International Index Fund, Nationwide Mid Cap Market Index Fund, Nationwide NYSE Arca Tech 100 Index Fund and Nationwide Small Cap Index Fund

Each of the Nationwide Bond Index Fund, Nationwide International Index Fund, Nationwide Mid Cap Market Index Fund, Nationwide NYSE Arca Tech 100 Index Fund and Nationwide Small Cap Index Fund (each a “Fund”) is updating its diversification policy under the Investment Company Act of 1940, as amended. Under the revised policy, each Fund will continue to track its respective index even if the Fund operates as nondiversified as a result of a change in relative market capitalization or index weighting of one or more constituents of its respective index.

Shareholder approval will not be sought if a Fund crosses from diversified to nondiversified status under such circumstances.

Effective immediately, the SAI is amended as follows:

1.	The following is added to the “Investment Restrictions” section:

Each of the Index Funds intends to be diversified in approximately the same proportion as the index it seeks to track (the “Index”) is diversified. An Index Fund may become nondiversified, as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the applicable Index. Shareholder approval will not be sought if an Index Fund crosses from diversified to nondiversified status due solely to a change in the relative market capitalization or index weighting of one or more constituents of the applicable Index.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE